UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2018

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2018, VBI Vaccines Inc. (the “Company”) held its 2018 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted to: (1) fix the number of directors at seven; (2) elect the nominated directors of the Company to serve until the next annual meeting or until the appointment or election and qualification of their successors; and (3) approve the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders and authorize the audit committee (the “Audit Committee”) of the board of directors of the Company to fix EisnerAmper LLP’s remuneration. Each of these proposals is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 10, 2018 (the “Proxy Statement”).

At the beginning of the Annual Meeting, there were 40,086,159 common shares present at the Annual Meeting in person or by proxy, which represented 62.42% of the outstanding common shares entitled to vote at the Annual Meeting and which constituted a quorum for the transaction of business. Holders of the Company’s common shares were entitled to one vote for each share held as of the close of business on April 3, 2018 (the “Record Date”).

The voting results on these proposals were as follows:

Proposal 1: Fix the number of directors at seven

Votes For	Votes Against	Abstentions
25,309,601	33,061	0

The shareholders approved to fix the number of directors of the Company at seven.

Proposal 2: Election of Seven Directors

Director	Votes For	Withheld
Jeff R. Baxter	24,985,860	356,802
Steven Gillis	24,418,014	924,648
Michel De Wilde	24,992,910	349,752
Adam Logal	24,995,180	347,482
Tomer Kariv	25,030,892	311,770
Scott Requadt	24,999,397	343,265
Steven D. Rubin	19,931,897	5,410,765

Each of the seven nominees for director was elected to serve until the next annual meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

Proposal 3: Approve the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders and authorize the Audit Committee to fix EisnerAmper LLP’s remuneration

Votes For	Votes Against	Abstentions
40,025,369	0	0

The shareholders approved the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders and authorized the Audit Committee to fix EisnerAmper LLP’s remuneration.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 8.01 Other Events.

On May 25, 2018, the Company issued a press release announcing the voting results from the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: May 29, 2018	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer